                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures

1.   Name of purchasing Fund: PIF California Municipal Fund

2.   Issuer: City of San Jose, California, Airport Revenue Bonds

3.   Date of purchase: 08/23/2007

4.   Underwriter from whom purchased: Lehman Brothers

5.   Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
     managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley (see attached prospectus cover)

6. Aggregate principal amount of purchase: $5,000,000

7. Aggregate principal amount of offering: $725,015,000

8. Purchase price (Net of fees and expenses): $95.263

9. Date offering commenced: 08/23/2007

10.      Offering price at close of first full business day on which any sales are made:  $95.786
                                                                                                 -------------------

11. Commission, spread or profit: $3.00

                                     $

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                                            X
                                                                                              ----------       -------  -

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                                X
                                                                                              -------   --     ----------

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such
     securities (or for such shorter period that the issuer was required to file such                                    X
                                                                                              ----------       --------  -
     material).

d.   Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale
     to other qualified institutional buyers pursuant to Rule 144A.                                                      X
                                                                                              ----------       --------  -

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                   X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                       X
                                                                                              --------  --     ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                     X
                                                                                              --------  --     ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                      X
                                                                                              -------   --     ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                         X
                                                                                              -------   --     ----------

Completed by:  Joseph A. Piraro                                 Date: 9/10/07
               -------------------------------------------            ----------------------------------
                           Portfolio Manager

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures

1.   Name of purchasing Fund: PIF California Municipal Fund

2.   Issuer: Puerto Rico Sale Tax Financing Corporation Ser 2007A

3.   Date of purchase: 07/13/2007

4.   Underwriter from whom purchased: Goldman Sachs

5.   Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
     managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley (see attached prospectus cover)

6. Aggregate principal amount of purchase: $10,000,000

7. Aggregate principal amount of offering: $2,667,603,572.60

8. Purchase price (Net of fees and expenses): $15.912

9. Date offering commenced: 07/31/2007

10. Offering price at close of first full business day on which any sales are made:

11. Commission, spread or profit: $6.51

                                     $

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                                            X
                                                                                              ----------       -------  -

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                                X
                                                                                              -------   --     ----------

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such
     securities (or for such shorter period that the issuer was required to file such                                    X
                                                                                              ----------       --------  -
     material).

d.   Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale
     to other qualified institutional buyers pursuant to Rule 144A.                                                      X
                                                                                              ----------       --------  -

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                   X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).
                                                                                              ----------       ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                     X
                                                                                              --------  --     ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                      X
                                                                                              -------   --     ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                         X
                                                                                              -------   --     ----------

Completed by:  /s/Jospeh A. Piraro                              Date: 8/16/07
               -------------------------------------------            ----------------------------------
                   Joseph Piraro, Portfolio Manager

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures

1.   Name of purchasing Fund: PIF California Municipal Fund

2.   Issuer: Puerto Rico Sale Tax Financing Corporation Ser 2007A

3.   Date of purchase: 07/13/2007

4.   Underwriter from whom purchased: Goldman Sachs

5.   Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
     managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley (see attached prospectus cover)

6. Aggregate principal amount of purchase: $1,000,000

7. Aggregate principal amount of offering: $2,667,603,572.60

8. Purchase price (Net of fees and expenses): $102.741

9. Date offering commenced: 07/31/2007

10. Offering price at close of first full business day on which any sales are made:

11. Commission, spread or profit: $6.51

                                     $

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                                            X
                                                                                              ----------       -------  -

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                                X
                                                                                              -------   --     ----------

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such
     securities (or for such shorter period that the issuer was required to file such                                    X
                                                                                              ----------       --------  -
     material).

d.   Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale
     to other qualified institutional buyers pursuant to Rule 144A.                                                      X
                                                                                              ----------       --------  -

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                   X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).
                                                                                              ----------       ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                     X
                                                                                              --------  --     ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                      X
                                                                                              -------   --     ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                         X
                                                                                              -------   --     ----------

Completed by:  /s/Joseph A. Piraro                             Date:  8/16/07
               -------------------------------------------            ----------------------------------
                   Joseph Piraro, Portfolio Manager

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures

1. Name of purchasing Fund: Principal Partners Smallcap Growth II

2. Issuer: Lululemon Athletica

3. Date of purchase: 7/26/2007

4. Underwriter from whom purchased: Goldman Sachs

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
managing or participating in

     syndicate (attach list of all members of syndicate):  UBS:  Other syndicate members- Goldman, Merrill,
     Credit Suisse, William Blair, CIBC, Wachovia, Thomas Weisel
                                                                ----------------------------------------------------

6. Aggregate principal amount of purchase: $2,250,000.00

7. Aggregate principal amount of offering: $327,600,000.00

8. Purchase price (Net of fees and expenses): $18.00

9. Date offering commenced: 7/26/2007

10.      Offering price at close of first full business day on which any sales are made:  $18.00
                                                                                                --------------------

11. Commission, spread or profit: $ .756/Share

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                        x
                                                                                                    --         ----------

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d.   Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale
     to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                               x
                                                                                                    --         ----------

f.   The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of
     securities in that offering.                                                                   x
                                                                                                    --         ----------

g. The underwriting was a firm commitment underwriting. x

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                 x
                                                                                                    --         ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                  x
                                                                                                    --         ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                     x
                                                                                                    --         ----------

Completed by:   /s/David Wall                                  Date:   10/5/07
               -------------------------------------------            ----------------------------------
                           Portfolio Manager